UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the 2005 Stock Incentive Plan

At the Annual Meeting of Shareholders (the “Meeting”) of Cisco Systems, Inc. (“Cisco”) held on December 11, 2017, Cisco’s shareholders approved the amendment and restatement of the Cisco 2005 Stock Incentive Plan (as amended and restated, the “Amended Stock Plan”). Under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), shareholders must approve the material terms of the Cisco 2005 Stock Incentive Plan every five years. The amendment and restatement of the Cisco 2005 Stock Incentive Plan was approved by Cisco’s Board of Directors (the “Board”) on August 9, 2017, subject to the approval of Cisco’s shareholders, and became effective with such shareholder approval on December 11, 2017.

As a result of such shareholder approval, the Amended Stock Plan was amended and modified to set a limit on the total value of equity and cash compensation that may be paid to a non-employee director during each fiscal year. Except for the addition of the limit on non-employee director compensation and providing that dividends and dividend equivalents will not be paid on unvested awards, the terms of the Amended Stock Plan remain unchanged.

A more complete description of the terms of the Amended Stock Plan and the material amendments and modifications thereto can be found in “Compensation Committee Matters — Proposal No. 2 — Approval of the Amendment and Restatement of the 2005 Stock Incentive Plan” (pages 19 through 27) in Cisco’s definitive proxy statement dated October 23, 2017, and filed with the Securities and Exchange Commission on October 25, 2017 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing descriptions and the description incorporated by reference from Cisco’s Proxy Statement are qualified in their entirety by reference to the Amended Stock Plan, a copy of which is filed as Exhibit 10.1 to this report.

Amendment and Restatement of the Executive Incentive Plan

At the Meeting held on December 11, 2017, Cisco’s shareholders approved the amendment and restatement of the Cisco Executive Incentive Plan (as amended and restated, the “Amended EIP”). Under Section 162(m), shareholders must approve the material terms of the Cisco Executive Incentive Plan every five years. The amendment and restatement of the Cisco Executive Incentive Plan was approved by the Compensation and Management Development Committee of Cisco’s Board of Directors on July 26, 2017, subject to the approval of Cisco’s shareholders in accordance with Section 162(m). The Amended EIP will become available for performance periods beginning in fiscal 2019 with such shareholder approval on December 11, 2017.

The purpose of the Amended EIP is to motivate and reward eligible employees by making a portion of their cash compensation dependent on the achievement of certain objective performance goals related to the performance of Cisco and its affiliates. Previously, the Cisco Executive Incentive Plan was approved by shareholders at the 2012 annual meeting. As a result of the approval by shareholders at the Meeting, the Amended EIP is substantially the same as the version of the Cisco Executive Incentive Plan approved by shareholders in 2012 except that the Amended EIP provides that the maximum amount of any awards that can be paid under the Amended EIP to any participant during any fiscal year (instead of performance period) is $10,000,000, an annual limit on cash compensation that is prevalent among the companies within Cisco’s peer group.

A more complete description of the terms of the Amended EIP can be found in “Compensation Committee Matters — Proposal No. 3 — Approval of the Amendment and Restatement of the Executive Incentive Plan” (pages 28 through 30) in the Proxy Statement, which description is incorporated by reference herein. The foregoing descriptions and the description incorporated by reference from Cisco’s Proxy Statement are qualified in their entirety by reference to the Amended EIP, a copy of which is filed as Exhibit 10.2 to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Cisco was held on December 11, 2017. At the Meeting, the shareholders voted on the following seven proposals and cast their votes as follows:

Proposal 1: To elect eleven members of Cisco’s Board:

Nominee	For	Against	Abstained	Broker Non-Votes
Carol A. Bartz	3,337,887,176	218,715,756	9,055,851	741,804,126
M. Michele Burns	3,347,846,088	213,105,733	4,706,962	741,804,126
Michael D. Capellas	3,455,174,247	105,544,266	4,940,270	741,804,126
Amy L. Chang	3,554,437,961	6,649,825	4,570,997	741,804,126
Dr. John L. Hennessy	3,438,990,904	121,882,540	4,785,339	741,804,126
Dr. Kristina M. Johnson	3,554,030,848	7,030,241	4,597,694	741,804,126
Roderick C. McGeary	3,426,824,852	133,888,012	4,945,919	741,804,126
Charles H. Robbins	3,339,613,015	211,428,310	14,617,458	741,804,126
Arun Sarin	3,533,644,038	27,033,953	4,980,792	741,804,126
Brenton L. Saunders	3,551,583,214	8,969,167	5,106,402	741,804,126
Steven M. West	3,368,685,233	191,706,365	5,267,185	741,804,126

Proposal 2: To approve the amendment and restatement of the Cisco 2005 Stock Incentive Plan:

For	Against	Abstained	Broker Non-Votes
3,386,593,401	169,341,000	9,724,382	741,804,126

Proposal 3: To approve the amendment and restatement of the Cisco Executive Incentive Plan:

For	Against	Abstained	Broker Non-Votes
3,489,400,547	59,073,689	17,184,547	741,804,126

Proposal 4: To approve, on an advisory basis, executive compensation:

For	Against	Abstained	Broker Non-Votes
3,350,216,140	195,002,151	20,440,492	741,804,126

Proposal 5: To determine, on a non-binding advisory basis, the frequency of holding future votes regarding executive compensation:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
3,152,072,514	8,677,504	398,273,595	6,635,170	741,804,126

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

Proposal 6: To ratify the appointment of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for the fiscal year ending July 28, 2018:

For	Against	Abstained	Broker Non-Votes
4,151,156,543	149,358,291	6,948,075	0

Proposal 7: A shareholder proposal to request an annual report relating to Cisco’s lobbying policies, procedures and activities.

For	Against	Abstained	Broker Non-Votes
1,212,505,897	2,304,937,762	48,215,124	741,804,126

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

10.1	Cisco Systems, Inc. 2005 Stock Incentive Plan (including related form agreements)

10.2	Cisco Systems, Inc. Executive Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: December 12, 2017	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Secretary